Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Dynamic Equity Fund
(the “Fund”)

Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

Supplement dated October 17, 2018 to the Prospectus dated July 1, 2018

At a special meeting of the Board of Trustees held on October 16, 2018, the Board approved a reduction in the management fees of the Fund as well as a new contractual expense limitation agreement. As such, effective as of October 18, 2018, LoCorr Fund Management, LLC, the investment adviser to the Fund (the “Adviser”) contractually agreed to lower its management fee from 2.45% to 1.50% of the Fund’s average daily net assets. Correspondingly, also effective as of October 18, 2018, the Adviser contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) will not exceed 1.99% of the Fund’s daily average net assets attributable to each class of the Fund (the “Expense Cap”). Prior to October 18, 2018, the Expense Cap was 2.90%.

Accordingly, the “Fees and Expenses of the Fund” table and “Example” in the section entitled “LoCorr Dynamic Equity Fund Summary” beginning on page 17 of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional, in How to Purchase Shares on page 79 of this Prospectus, and in Appendix A to this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%(1)	1.00%(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (3)		1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees		0.25%	1.00%	0.00%
Other Expenses		0.72%	0.72%	0.72%
Dividend and Interest Expense	0.20%
Remaining Other Expenses	0.52%
Acquired Fund Fees and Expenses (4)		0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses		2.51%	3.26%	2.26%
Fee Waiver and/or Reimbursement (5)		-0.03%	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (6)		2.48%	3.23%	2.23%

(1)	Applied to purchases of $1 million or more that are redeemed within 12 months of their purchase.

(2)	Applied to shares redeemed within 12 months of their purchase.

(3)
The fees in the table above have been restated to reflect a management fee of 1.50% of the average daily net assets of the Fund, effective as of October 18, 2018. Prior to October 18, 2018, the management fee was 2.45% of the average daily net assets of the Fund.

(4)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(5)
The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 30, 2020, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) will not exceed 1.99% of the Fund’s daily average net assets attributable to each class of the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years following the date on which the fee waiver or expense reimbursement occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the adviser.

(6)
Prior to October 18, 2018, the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) would not exceed 2.90% of the Fund’s average daily net assets attributable to each class of the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$812	$1,306	$1,828	$3,352
C	$326	$998	$1,697	$3,553
I	$226	$700	$1,204	$2,590

Please retain this Supplement for future reference.